                                   OPPENHEIMER INTERNATIONAL GROWTH FUND
                                 Supplement dated November 1, 2002 to the
                         Statement of Additional Information dated March 28, 2002

The Statement of Additional Information is changed as follows:

1.       The supplement dated July 1, 2002 is withdrawn and is replaced with this supplement.

2.       The following is added to the Statement of Additional Information:

         Transfer Agent Fee Limit:  Effective October 1, 2001, the Transfer Agent has voluntarily  undertaken to the
         Fund to limit the  transfer  agent  fees to 0.35% of  average  daily net  assets  per  fiscal  year for all classes.  That  undertaking  may be amended or  withdrawn  at any time.  For the Fund's  fiscal  year ended
         November 30, 2001, the transfer agent fees did not exceed the expense limitation described above.

3.       The section captioned "Distribution and Service Plans - Class A Service Plan" on page 37 is revised by adding the following to the end of the first paragraph:

         With respect to purchases of Class A shares subject to a contingent deferred sales charge by certain retirement plans that purchased such shares prior to March 1, 2001 ("grandfathered retirement accounts"), the Distributor currently intends to pay the service fee to Recipients in advance for the first year after the shares are purchased.  After the first year shares are outstanding, the Distributor makes service fee payments to Recipients quarterly on those shares.  The advance payment is based on the net asset value of shares sold.  Shares purchased by exchange do not qualify for the advance service fee payment. If Class A shares purchased by grandfathered retirement accounts are redeemed during the first year after their purchase, the Recipient of the service fees on those shares will be obligated to repay the Distributor a pro rata portion of the advance payment of the service fee made on those shares.

4.       The paragraph regarding the Fund's custodian on page 65 is replaced with the following:

         The  Custodian.  JPMorgan  Chase Bank becomes the  custodian of the Fund's  assets on or about  November 8,
         2002  (prior to which  the  custodian  was Bank of New  York).  The  custodian's  responsibilities  include safeguarding and controlling the Fund's  portfolio  securities and handling the delivery of such securities to and from the Fund.  It is the practice of the Fund to deal with the  custodian in a manner  uninfluenced by any banking  relationship  the custodian may have with the Manager and its  affiliates.  The Fund's cash balances  with the custodian in excess of $100,000 are not protected by federal  deposit  insurance.  Those uninsured balances at times may be substantial.

5.       The Custodian Bank name and address on the back cover of the SAI is replaced with the following:

         Custodian Bank
              JPMorgan Chase Bank
              4 Chase Metro Tech Center
              Brooklyn, NY 11245

November 1, 2002                                                                        PX0825.004